SUMMARY PROSPECTUS

January 26, 2026

Build Funds Trust

Build Bond Innovation ETF (BFIX)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.getbuilding.com/ETFs. You can also get this information at no cost by calling 1-833-852-8453. The current prospectus and statement of additional information, dated January 26, 2026 are incorporated by reference into this summary prospectus.

Investment Objective

Build Bond Innovation ETF (the “Fund”) seeks capital appreciation and risk mitigation.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Fund (“Shares”). Future expenses may be greater or less. You may be required to pay brokerage commissions on purchases and sales of Shares, which are not reflected in the table or the example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$46

3	$144

5	$252

10	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. For the year ended September 30, 2025, the Fund had a portfolio turnover rate of 426%.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through investing in a non-diversified portfolio of U.S. dollar-denominated, investment-grade bonds of U.S. and non-U.S. issuers and private credit instruments, either directly or indirectly via unaffiliated ETFs (“Underlying Funds”) (the “Fixed Income Strategy”) and long call or long put options linked to the performance of an equity, ETF, or index (collectively, the “Reference Asset”) (the “Equity Option Overlay Strategy”). Under normal market conditions, the Fund invests 80% or more of its assets (defined as net assets plus any borrowing for investment purposes, if any) in bond instruments (“80% investment policy”).

The Fund seeks to achieve its capital appreciation objective via two sources: (1) total return on the Fixed Income Strategy, and (2) total return on the Equity Option Overlay Strategy. The Fund seeks to achieve its risk mitigation objective by: (1) maintaining a moderate duration, investment grade (BBB- equivalent or better) average credit quality risk profile of its holdings in public credit instruments; (2) maintaining the Fund’s allocation to private credit securities to between 0% and 15% of its holdings, and (3) maintaining the Fund’s allocation to the Equity Option Overlay Strategy to between 0% and 10% of its holdings. The Fund does not intend to invest in loans collateralized by digital assets other than Bitcoin.

Fixed Income Strategy

Public Credit Instruments

The Fund defines public credit instruments to include: (i) bonds, (ii) bills, (iii) notes, (iv) loans, (v) debentures, (vi) mortgage-backed securities (“MBS”), (vii) consumer asset-backed securities (“ABS”), such as credit card and auto loan receivables, (viii) commercial mortgage-backed securities (“CMBS”) and (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof, or corporate and commercial entities, and having fixed, variable, floating or inverse floating rates.

In forming the part of the Fund’s portfolio that make up the Fund’s public credit instruments, the Adviser selects a portfolio of securities it believes best maximizes the Fund’s expected total return potential while maintaining a risk profile consistent with a moderate duration and investment grade average credit quality in its holdings. In analyzing individual securities for inclusion or removal from the Fund’s public credit instrument holdings, the Adviser evaluates individual fixed income securities or Underlying Funds on a relative value basis in a manner that the Adviser believes to be most consistent with the Fund’s stated objectives. Under normal circumstances, the Fund will maintain an investment portfolio of public credit instruments with a weighted average duration of no less than 1 year and no more than 8 years. The Fund anticipates an average maturity of holdings in the public credit instruments of no less than 1 year and no more than 10 years, with no constraint on maturity for any individual fixed income security.

Floating rate loans are debt instruments with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates. The Fund invests in U.S. dollar denominated senior floating rate loans of domestic and foreign issuers. Senior floating rate loans are debt instruments that may have a right to payment that is senior to most other debts of borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may from time to time prepay their loan obligations in response, for example, to changes in interest rates. Senior loans in which the Fund may invest include secured and unsecured loans. Generally, secured floating rate loans are secured by specific assets of the borrower.

The Fund invests in U.S. dollar denominated public credit instruments of investment grade quality - i.e., recognized as BBB- or higher by at least one NRSRO (e.g., Standard & Poor’s, Moody’s, or Fitch), or if unrated by an NRSRO, of comparable quality in the opinion of the Adviser. The Fund may invest up to 15% of its net assets in credit instruments that are unrated by an NRSRO. The Fund may own these credit instruments directly or by investing in Underlying Funds which invest primarily in credit instruments. The collateral associated with the credit instruments the Fund may invest includes, but is not limited to, the borrower’s assets such as financial assets including stocks, bonds, insurance policies, accounts receivable, or other credit instruments; or real assets such as real estate, infrastructure, physical property and equipment, inventories, precious metals, or Bitcoin.

The Adviser considers potential credit instrument investments, or investment in an Underlying Fund by evaluating credit quality, nominal yield and spread. With respect to credit quality, the Adviser utilizes its own research, as well as third-party investment research, ratings, and analyses provided by credit ratings agencies (e.g., Moody’s, Standard & Poor’s and Fitch) and other investment research publishers.

Private Credit Instruments

The Fund defines private credit instruments to include, but not limited to, (i) consumer finance, (ii) residential mortgage loans, (iii) loans backed by collateral, (iv) commercial real estate, (v) hard assets (through securitized loans) and (vi) financial assets. Private credit instruments include a wide range of credit instruments, such as instruments brokered directly between a borrower and lender (or group of lenders) without intermediation through public debt markets, issued in private offerings, and/or originated by non-bank lenders.

In forming the part of the Fund’s portfolio that make up the Fund’s private credit instruments, the Adviser selects private credit instruments that are directly originated (bespoke lending arrangements between a borrower and lender without the intermediation of a financial entity), issued in private offerings, issued by private companies, and/or issued to borrowers by non-bank lenders (i.e., non-bank lending instruments). The Fund may invest in private credit instruments that are secured, where the borrower has pledged an asset that it owns (collateral) to obtain financing. Collateral associated with the credit instruments the Fund may invest includes, but is not limited to, the borrower’s assets such as financial assets including stocks, bonds, insurance policies, accounts receivable, or other credit instruments; or real assets such as real estate, infrastructure, physical property and equipment, inventories, precious metals, or Bitcoin.

The percentage allocation of Fund investments to private credit will be no more than 15% of the Fund’s net assets and will vary between 0% to 15% of the Fund’s net assets depending on several factors, including the portfolio managers' viewpoints regarding availability of private credit instruments, market conditions, credit analysis, and other factors the portfolio managers deem to be relevant at any given time. The Fund may also seek to achieve exposure to these instruments through investments in private funds.

The Fund may invest up to 15% of its net assets in private credit instruments deemed to be illiquid (either directly or by investing in Underlying Funds). Under normal conditions, illiquid investments may take more than 7 calendar days to sell.

Private credit instruments generally are not publicly traded. The Adviser will not negotiate any terms of any private credit instruments and terms will be negotiated and determined by an originator.

Bitcoin

The Fund may from time to time invest in public and private credit instruments with a secured contractual interest in Bitcoin owned by the borrower, subject to security and control agreements. Loans in which the Adviser currently intends to invest are collateralized by a Specified Unit of Beneficial Interest (the “SUBI”), a Uniform Commercial Code Article 8 security. The SUBI is backed by Bitcoin that the borrower must deposit into a multi-signature three-way vault. The security and control agreements are designed to provide certain protections, including protections of overcollateralization. The agreements are signed by borrowers as part of the loan application process to protect for over collateralization, among other things.

The Fund will not invest directly in Bitcoin, exchange-traded commodity-based trusts whose business consists solely of buying and holding Bitcoin, or other exchange-traded products that seek to provide "pure-play" or leveraged exposure to Bitcoin. Furthermore, the Fund will not take direct possession of a borrower’s Bitcoin under transfer or other workout activities in the event of adverse or distressed credit scenarios. As security for the payment and performance of the loan, including the payment of any outstanding principal balance, any accrued but unpaid interest and any other amounts due, the borrower grants to the lender a continuing security interest in all of the borrower’s rights, title, and interest in the SUBI.

The Bitcoin-backed loans are originated by third-party servicers that the Adviser conducts extensive and thorough due diligence on. As of the date of this Prospectus, the minimum size of a Bitcoin-backed loan is $150,000. Over time the principal amount of a loan may fall below this number, as borrowers are allowed to prepay their loan’s principal in whole or in part without penalty. The minimum loan size may change over time as well. The loan amount may differ based on the servicer that originates the loan. The borrowers of the bitcoin-backed loans are U.S.-based commercial borrowers who have chosen to hold Bitcoin as a treasury asset on their business’ balance sheet. All borrowers are reviewed by the servicer to ensure eligibility for a loan.

The servicer and Adviser both monitor the loan-to-value ratios of the loans. As of the date of this Prospectus, the loans in which the Adviser currently invests in are originated with a 50% loan-to-value ratio. A loan’s loan-to-value ratio will fluctuate over the life of a loan as the market value of the collateral changes and borrower paydowns may occur. For the Adviser’s existing similar investments, the average loan-to-value ratio of the Fund’s portfolio of Bitcoin-backed loans was 36.82% as of September 30, 2025, and individual loans have ranged from just above 0% to the 51% maximum.

Equity Option Overlay Strategy

Under normal market circumstances, the Fund uses call and put option strategies to seek to obtain total return within the desired risk profile. The Fund ordinarily will implement call or put option strategies on the Reference Asset. Call options give the Fund the right but not the obligation to buy the Reference Asset at a specified price (the “strike price”) within a specific time period. Put options give the Fund the right but not the obligation to sell the Reference Asset at a specified price (the “strike price”) within a specific time period. The Fund pays a fee to purchase a call or put option, which is called the premium. In return for the payment of the premium, the Fund is entitled to purchase (sell) the Reference Asset from the writer of the call (put) option at a value equal to the difference between the market price of the Reference Asset and the exercise price of the option, if the value of the call (put) option is above (below) its exercise price. When the call (put) option expires and the Fund has not exercised the call option because the value of the call (put) option is below (above) its exercise price, the Fund loses the premium paid. The Fund may sell call or put options but only to close out an existing call option the Fund owns (“sell to close”).

Pursuant to the Fund’s option strategy, the Fund invests in a series of call or put options on the Reference Asset. The Adviser selects an option based upon its evaluation of the option’s cost, strike price, expiration and price sensitivity to the Reference Asset. The Adviser may purchase an option on the Reference Asset that has a strike price above, at or below the price of the Reference Asset. Through the purchases of a series of call options, the Adviser is seeking total return for the Fund to the extent the price of the Reference Asset rises more than the premium paid by the Fund for the call options. When the price of the Reference Asset declines and the call options go unexercised, the Fund’s total return declines as the return is reduced by the premium the Fund paid for the call option. Through the purchases of a series of put options, the Adviser is seeking total return for the Fund to the extent the price of the Reference Asset decreases less than the premium paid by the Fund for the put options. When the price of the Reference Asset rises and the put options go unexercised, the Fund’s total return declines as the return is reduced by the premium the Fund paid for the put option.

The Adviser employs a risk management process to mitigate the risks associated with the option strategy. In addition, under normal market conditions, no more than 10% of the value of the Fund’s net assets will be subject to the Fund’s option strategy and no more than 2.5% of the Fund’s net assets will be subject to any single option. In addition, the Adviser considers the impact of transaction costs associated with implementing the Fund’s option strategy, including whether the potential benefits achieved in rising markets exceeds the negative impact of transaction costs associated with purchasing call or put options. Under conditions of extreme stress or volatility in broader financial markets, including those in the Reference Asset, the Fund will incur increased transaction costs.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases a call option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price. When the Fund purchases a put option, it may lose the total premium paid for it if the price of the underlying security or other assets increased, remained the same or failed to decrease to a level at or below the exercise price. If an option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on the Fund’s listing exchange, there can be no assurance that active trading markets for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and authorized participants (“Authorized Participants” or “APs”) may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its net asset value (“NAV”). As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the Adviser’s investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed securities are bonds or notes backed by a discrete pool of financial assets such as credit card receivables, automobile receivables and student loans. The impairment of the value of the financial assets underlying an asset-backed security, such as the non-payment of loans, may result in a reduction in the value of such asset-backed security. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying mortgage, particularly during periods of economic downturn. The liquidity of mortgage-related securities may change over time. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Bank Loan Risk. The Fund may invest in secured and unsecured participations in bank loans and assignments of such loans. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. The Fund may also experience settlement delays with respect to bank loan trades, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund's redemption obligations. Participations by the Fund in a lender's portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Bitcoin-Backed Loan Risk. The Fund may invest in Bitcoin-backed loans, a relatively new and evolving segment of the credit industry. As such, there are risks associated with the legal and documentation processes involved in these loans. One of the key risks is the potential for inadequate or unclear loan documentation, especially as the legal framework for mapping Bitcoin collateral onto traditional credit and lending agreements under U.S. law is still in its early stages. Additional risks are related to the high volatility of Bitcoin, the reduction of loan-to-value ratio, liquidating concerns in the event of a default, sufficient monitoring, custodial risks and security considerations if the Fund may not be able to recover the cost of the loan if the Fund falls too far or becomes illiquid.

Under a given loan agreement, creditors, such as the Fund, maintain rights to the liquidation proceeds of the Bitcoin collateral for the support of the borrower’s timely principal and interest payments. With the existence of a well-regulated and increasingly liquid market-making environment for spot exchange between Bitcoin and U.S. dollars -- beginning with the introduction of the CME Bitcoin futures in 2017 and further important regulatory developments continuing to the present day -- regulators have fostered a market structure where secured creditors can have sound assurance that successful Bitcoin liquidation can be reasonably expected in order to protect their U.S. dollar capital under normal market conditions.

The Fund does not intend to own Bitcoin directly. In an unforeseeable and extreme liquidity event, a loan’s outstanding principal and interest accruals may exceed the proceeds from the Bitcoin collateral’s liquidation and creditors may experience losses, a principal risk shared by most fixed income or credit investments.

While the Fund aims to ensure that all loan agreements are drafted with care and in compliance with applicable laws, there may be uncertainties or ambiguities regarding the enforceability of such agreements, particularly in the event of default or other legal disputes. This includes potential issues with the validity of collateral claims, as Bitcoin as a collateral asset may not be as widely recognized or standardized in legal terms as traditional assets. Furthermore, the Fund is sensitive to risks akin to the “robosigning” issues that emerged in the aftermath of the 2008-2009 financial crisis, where widespread documentation flaws in the mortgage industry led to legal challenges and financial losses. A similar risk could materialize in the Bitcoin-backed loan market if the loan documentation, including collateral assignments, is not rigorously managed or if automated processes are used in ways that could result in improper or invalid loan agreements.

Given the nascent nature of this segment, the Fund may encounter legal risks related to incomplete or improperly executed documentation, potential misinterpretation of collateral terms, and challenges in the enforcement of Bitcoin-backed loans. These risks could affect the Fund's ability to recover on defaulted loans or lead to delays, legal disputes, or unforeseen costs. As the legal and regulatory landscape for Bitcoin-backed loans continues to evolve, the Fund may face challenges in navigating these new areas of the financial market. This could impact the Fund’s performance and result in increased costs or legal liabilities.

Call Risk. The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable characteristics.

Covenant-Lite Loan Risk. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle. A significant portion of floating rate loans may be “covenant-lite” loans.

Credit Risk. The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund's income might be reduced, the value of the Fund's investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. The values of lower-quality debt securities, including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Derivatives Risk. The Fund may invest in certain types of derivatives contracts, including options, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Fund.

Digital Assets Risk. The trading prices of many digital assets, including Bitcoin, have experienced extreme volatility and may continue to do so. Extreme volatility in the future, including further declines in the trading prices of Bitcoin, could have a material adverse effect on the Shares. Bitcoins are bearer instruments and the loss or destruction of a private key required to access a Bitcoin may be irreversible. If a private key is lost, destroyed or otherwise compromised and no backup of the private key is accessible, the owner would be unable to access the Bitcoin corresponding to that private key and the private key will not be capable of being restored by the digital asset network. Digital asset networks and the software used to operate them are in the early stages of development. Given the recentness of the development of digital asset networks, Bitcoin may not function as intended and parties may be unwilling to use Bitcoin, which would dampen the growth, if any, of digital asset networks. Governance of many digital asset networks, such as the Bitcoin Network, are by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of the Bitcoin Network, which may stymie the Bitcoin Network’s utility and ability to grow and face challenges.

There is a lack of consensus regarding the regulation of Bitcoin and its market. As a result of the growth in the size of the Bitcoin market, as well as the 2022 Events, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of Bitcoin Networks, Bitcoin users and the Bitcoin markets. Many of these state and federal agencies have brought enforcement actions or issued consumer advisories regarding the risks posed by Bitcoin to investors. Ongoing and future regulatory actions with respect to Bitcoin may alter, perhaps to a materially adverse extent, the nature of an investment in the shares of a Bitcoin.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount or premium to NAV.

○	In times of market stress, market makers may step away from their market making role in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

○	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

○	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

Exchange-Traded Product Risk. The Fund may invest in certain Exchange Traded Products (herein after “ETP”). Through its positions in ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, or reference assets/benchmark components in the case of Exchange Traded Notes (herein after “ETN”) ETNs, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. Certain of the ETPs may hold common portfolio positions, thereby reducing any diversification benefits. The ETPs in which the Fund invests are pooled investment vehicles that are not registered pursuant to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including the investor protections afforded by the 1940 Act. Under normal market conditions, the Fund will purchase shares of or interest in ETPs in the secondary market. When the Fund invests in an ETP (except an ETN), in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the ETP’s expenses (including operating costs and management fees). Because ETNs are debt securities and not pools of securities, the Fund pays a specific investor fee for its investments in ETNs. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an ETP.

Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

Illiquid Investments Risk. The Fund will invest in loans for which no (or only a limited) liquid market exists or that are subject to legal or other restrictions on transfer. The market prices, if any, for such assets tend to be volatile, and may fluctuate due to a variety of factors that are inherently difficult to predict including changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic or international economic or political events, developments or trends in any particular industry, and the financing condition of Borrowers. The Fund may be unable to realize what we perceive to be a loan’s fair value in the event of a sale.

Income Risk. The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Interest Rate Risk. The risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes than a fund with a shorter average portfolio duration.

Investing in the Underlying Funds Risk. The investments of the Fund in Underlying Funds are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptive relief or regulations thereunder. The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying ETFs and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. A strategy used by the Underlying Funds may fail to produce the intended results. If the Fund has a large portion of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. The Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Liquidity Risk. Lack of a ready market, stressed market conditions, restrictions on resale, or certain market environments may limit the ability of the Fund to sell an investment at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector. Further, if a third party market maker or counterparty is unwilling to purchase private credit instruments, such instruments may become illiquid.

Loan Participation Risk. The Fund may not have a readily available market for loan participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

Market and Geopolitical Risk:  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, war, terrorism, regulatory events, tariffs and trade wars and governmental or quasi-governmental actions, and public health emergencies. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. financial market.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Mitigating Risk. When a derivative such as options is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While mitigating risk through hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to potential for volatility than a diversified fund.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may negatively affect the Fund’s performance.

Privately Issued Securities Risk. The Fund will invest in privately-issued securities, including those which are issued pursuant to Rule 144A or Regulation S under the Securities Act of 1933, or Section 4(a)(2) of the Securities Act 1933. Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. Private credit investments can range in credit quality depending on a variety of factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer's cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company's debt obligations. In addition, there can be no assurance that the Adviser will be able to secure all of the investment opportunities that it identifies for the Fund, or that the size of an investment opportunity available to the Fund will be as large as the Adviser would desire, on account of general economic conditions, specific market developments, or other circumstances outside of the Adviser's control.

Restricted Securities Risk. The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Senior Loan Risk. Investments in Senior Loans are subject to credit risk and general investment risk. Credit risk refers to the possibility that the borrower of a Senior Loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a Senior Loan will result in a reduction in the value of the Senior Loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the net asset value(“NAV”) of the Fund. Senior Loans are also subject to the risk that the value of the collateral securing a Senior Loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. In addition, the Fund's access to the collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by the Fund may not be considered securities and, therefore, purchasers, such as the Fund, may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of Senior Loans or causing interest previously paid to be refunded to the borrower. Senior Loans are also subject to high yield securities risks and liquidity risks described above. In addition, bank loans may be subject to extended settlement periods, which may impair the Fund's ability to sell or realize the full value of its loans in the event of a need to liquidate such loans in a compressed period of time. Some of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. As a result, investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Structured Notes Risk.  Structured notes, a type of derivative instrument, are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Structured notes involve risks including interest rate risk, credit risk and market risk. Structured notes may be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments.

Tax Risk. To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to bitcoin in a manner that is consistent with the “qualifying income” requirement applicable to RICs. The Internal Revenue Service (“IRS”) has ceased issuing private letter rulings regarding whether the use of subsidiaries by investment companies to invest in certain instruments constitutes qualifying income. If the IRS determines that this source of income is not “qualifying income,” the Fund may cease to qualify as a RIC because the Fund has not received a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance

The bar chart and performance table show the variability of the Fund’s returns over time, which is some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of the Fund’s broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.getbuilding.com/ETFs or by calling 1-833-852-8453.

Performance Bar Chart For Calendar Year Ended December 31

Highest Quarter:	9/30/2024	5.23%
Lowest Quarter:	9/30/2023	(0.94)%

Performance Table

Average Annual Total Returns

(For the Periods Ended December 31, 2025)

	One Year	Since Inception (2/09/22)
Return before taxes	5.79%	3.97%
Return after taxes on distributions	4.19%	2.44%
Return after taxes on distributions and sale of Fund shares	3.41%	2.35%
Bloomberg U.S. Aggregate Bond Index(1)	7.30%	0.78%
(1)	The Bloomberg U.S. Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the U.S. bond market. Investors cannot invest directly in an index, and unlike the Fund, returns do not reflect any fees, expenses or taxes.

Management

Investment Adviser

Build Asset Management, LLC

Portfolio Manager

Matthew Dines is responsible for the day-to-day management of the Fund and has served as the Adviser’s portfolio manager for the Fund since it commenced operations in February 2022.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a Creation Unit, or multiples thereof, and only with Authorized Participants which have entered into contractual arrangements with Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), the Fund’s distributor (“Distributor”). A Creation Unit consists of 25,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio and/or cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. The Fund’s bid/ask spread is available on its website at www.getbuilding.com/ETFs.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at the Fund’s website at www.getbuilding.com/ETFs.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.